UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2023

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1359 Broadway, Suite 801
New York, New York 10018
(Address of principal executive offices) (Zip Code)
(212) 433-3791
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 25, 2023, Zentalis Pharmaceuticals, Inc. (the “Company”) issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On May 25, 2023, the Company announced positive data from the Phase 1b trial of azenosertib, the Company's potentially first-in-class WEE1 inhibitor, in combination with chemotherapy in patients with platinum-resistant ovarian cancer. Azenosertib was well tolerated in combination with multiple types of chemotherapy and demonstrated encouraging clinical activity, with noteworthy improvements in objective response rates (“ORRs”) and median progression free survival (“mPFS”) in all patients, especially those with Cyclin E1+ tumors, a subgroup recognized to have a poor prognosis and be refractory to chemotherapy. Results will be presented in a poster discussion session at the 2023 American Society of Clinical Oncology Annual Meeting on June 5th.

Efficacy and Safety Results:

A total of 115 patients were enrolled in the study across all chemotherapy combination groups. At the data cut-off of April 10, 2023, 94 were response evaluable. Across all dosing schedules, azenosertib plus paclitaxel demonstrated the highest ORR of 50.0% (mPFS of 7.4m; mDOR of 5.6m), followed by an ORR of 38.5% (mPFS of 8.3m; mDOR of 6.2m) for azenosertib plus gemcitabine. Azenosertib plus carboplatin demonstrated an ORR of 35.7% (mPFS of 10.4m; mDOR of 11.4m), and azenosertib plus PLD demonstrated an ORR of 19.4% (mPFS of 6.3m; mDOR of 8.3m).

Of patients who had available tissue for immunohistochemistry (“IHC”), 87% were Cyclin E1+ (H-score >50). Cyclin E1+ status was associated with a superior ORR and a longer mPFS across the response-evaluable patient population with IHC data (ORR of 40.0% vs 8.3%; mPFS of 9.86 vs 3.25 months; HR = 0.37; P = 0.0078), showcasing the potential synergy of WEE1 inhibition with chemotherapy in this patient population.

Frequent Grade ≥3 treatment-related adverse events (%) across all azenosertib intermittent dosing groups were thrombocytopenia (27.5%), neutropenia (25.5%), anemia (15.7%), and fatigue (9.8%). A recommended Phase 2 dose was determined for each of the azenosertib combinations with paclitaxel, carboplatin, and PLD.

Based on these results, the Company is planning to initiate a Phase 3 study comparing azenosertib dosed intermittently in combination with either carboplatin or paclitaxel in patients with Cyclin E1+ platinum-sensitive ovarian cancer. The Company expects to initiate the Phase 3 study in the first quarter of 2024.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report regarding the Company's strategy, plans, prospects, expectations, beliefs, intentions and goals are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the potential benefits of azenosertib in combination with chemotherapy; the potential for azenosertib to be first-in-class; the Company's plans to present information regarding azenosertib, and the timing and content thereof; future initiation of clinical studies and the expected timing thereof; and the potential for synergy of WEE1 inhibition with chemotherapy in patients with Cyclin E1+ tumors. The terms “plan,” “potential,” “will” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s limited operating history, which may make it difficult to evaluate the Company’s current business and predict the Company’s future success and viability; the Company has and expects to continue to incur significant losses; the Company’s need for additional funding, which may not be available; the Company’s plans, including the costs thereof, of development of any companion diagnostics; the Company’s substantial dependence on the success of its lead product candidates; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; the Company’s product candidates may cause serious adverse side effects; inability to maintain collaborations, or the failure of these collaborations; the Company’s reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; the Company’s ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; significant costs as a result of operating as a public company; and the other important factors discussed under the caption “Risk Factors” in the Company’s most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (“SEC”) and the Company’s other filings with the SEC. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report, and the Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this Current Report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

ExhibitNo.	Description

99.1	Press Release issued on May 25, 2023.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: May 26, 2023	By:	/s/ Melissa Epperly
Melissa Epperly
Chief Financial Officer